UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 20, 2009

Commission File Number	Exact Name of Registrant as specified in its charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On March 20, 2009, Union Electric Company, d/b/a AmerenUE (“UE”), a subsidiary of Ameren Corporation, issued and sold $350,000,000 principal amount of its 8.45% Senior Secured Notes due 2039 (the “Notes”), pursuant to a Registration Statement on Form S-3 (File No. 333-151432), which became effective on June 5, 2008, and a Prospectus Supplement dated March 13, 2009 to a Prospectus dated June 5, 2008.  UE intends to use the net offering proceeds to repay a portion of outstanding short-term debt, consisting of borrowings by UE under a $1.15 billion credit facility to which it is a party and/or borrowings by UE from Ameren Corporation.   UE is filing this Current Report on Form 8-K to report as exhibits certain documents in connection with that offering.

Item 9.01.   Financial Statements and Exhibits.

(d)    Exhibits.

*1.1

Underwriting Agreement, dated March 13, 2009 between UE and the several underwriters named therein, and for whom Barclays Capital Inc., BNY Mellon Capital Markets, LLC and Mitsubishi UFJ Securities (USA), Inc. are acting as representatives.

**4.1

Indenture dated as of August 15, 2002, between UE and The Bank of New York, now known as The Bank of New York Mellon, as Trustee, relating to the Notes (Annual Report on Form 10-K for the year ended December 31, 2008, Exhibit 4.41).

*4.2	Company Order establishing the Notes.

*4.3	Global Note.

**4.4

Indenture of Mortgage and Deed of Trust dated June 15, 1937, from UE to The Bank of New York Mellon, formerly The Bank of New York (successor trustee to Bank of America, National Association, formerly Boatmen’s Trust Company), as trustee (Annual Report on Form 10-K for the year ended December 31, 2008, Exhibit 4.3).

*4.5

Supplemental Indenture dated March 1, 2009 by and between UE and The Bank of New York Mellon, as Trustee under the Indenture of Mortgage and Deed of Trust dated June 15, 1937 relating to the First Mortgage Bonds, Senior Notes Series NN securing the Notes.

*5.1	Opinion of Steven R. Sullivan, Esq., Senior Vice President, General Counsel and Secretary of UE, regarding the legality of the Notes (including consent).

*5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes (including consent).

This combined Current Report on Form 8-K is being filed separately by Ameren Corporation and UE (each, a “registrant”).  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

*                                                   Filed herewith.

**                                            Incorporated by reference as indicated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By	/s/ Jerre E. Birdsong

Name:

           Jerre E. Birdsong

Title:	Vice President and Treasurer

UNION ELECTRIC COMPANY
(Registrant)

By	/s/ Jerre E. Birdsong

Name:

      Jerre E. Birdsong

Title:	Vice President and Treasurer

Date: March 23, 2009

Exhibit Index

Exhibit No.	Description

*1.1

Underwriting Agreement, dated March 13, 2009 between UE and the several underwriters named therein, and for whom Barclays Capital Inc., BNY Mellon Capital Markets, LLC and Mitsubishi UFJ Securities (USA), Inc. are acting as representatives.

**4.1

Indenture dated as of August 15, 2002, between UE and The Bank of New York, now known as The Bank of New York Mellon, as Trustee, relating to the Notes (Annual Report on Form 10-K for the year ended December 31, 2008, Exhibit 4.41).

*4.2	Company Order establishing the Notes.

*4.3	Global Note.

**4.4

Indenture of Mortgage and Deed of Trust dated June 15, 1937, from UE to The Bank of New York Mellon, formerly The Bank of New York (successor trustee to Bank of America, National Association, formerly Boatmen’s Trust Company), as trustee (Annual Report on Form 10-K for the year ended December 31, 2008, Exhibit 4.3).

*4.5

Supplemental Indenture dated March 1, 2009 by and between UE and The Bank of New York Mellon, as Trustee under the Indenture of Mortgage and Deed of Trust dated June 15, 1937 relating to the First Mortgage Bonds, Senior Notes Series NN securing the Notes.

*5.1	Opinion of Steven R. Sullivan, Esq., Senior Vice President, General Counsel and Secretary of UE, regarding the legality of the Notes (including consent).

*5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes (including consent).

*                                   Filed herewith.

**         Incorporated by reference herein as indicated.